The Dreyfus Socially Responsible Growth Fund, Inc.

SEMIANNUAL REPORT June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

The Dreyfus Socially Responsible                                   The Fund

Growth Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Socially Responsible Growth Fund, Inc., covering the six-month period from January 1, 1999 through June 30, 1999. Inside you'll find valuable information about how the fund was managed during the period, including a discussion with the fund's portfolio managers, Paul A. Hilton and Maceo K. Sloan.

The past six months have been rewarding for most equity investors. Strong economic growth, low inflation and high levels of consumer spending supported continued strength in the stocks of many large companies. Several major market indices set new records, including the Dow Jones Industrial Average's first-ever close above the 10,000 level. The broader Standard & Poor's 500 Composite Stock Price Index and the technology-laden NASDAQ Index also recorded new highs.

Beginning in April, many previously out-of-favor market sectors rallied strongly, including value-oriented stocks. At the same time, large-cap growth stocks appear to have paused in their advance. This has helped narrow the valuation gap that had developed over the past several years between the growth and value sectors of the large-cap stock market.

We appreciate your confidence over the past six months, and we look forward to your continued participation in The Dreyfus Socially Responsible Growth Fund, Inc.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 15, 1999

DISCUSSION OF FUND PERFORMANCE

Paul A. Hilton and Maceo K. Sloan, Portfolio Managers

How did The Dreyfus Socially Responsible Growth Fund, Inc. perform relative to its benchmark?

For the six-month period ended June 30, 1999, The Dreyfus Socially Responsible Growth Fund, Inc. produced a total return of 12.77%.(1) The fund's benchmark, the Standard & Poor' s 500 Composite Stock Price Index ("S&P 500"), produced a total return of 12.38%, and the Dow Jones Industrial Average produced a total return of 20.48%, for the same period.(2)

What is the fund's investment approach?

The fund primarily focuses on high-quality growth-oriented companies that exhibit three characteristics: improving profitability measurements; a pattern of consistent earnings; and reasonable prices. While the majority of the fund's holdings are large-cap stocks, it also has the ability to purchase mid- and small-cap stocks. Once candidates meet rigorous financial standards, they must also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America.

What other factors influenced the fund's performance?

Early on in the period, the fund's strongest gains came from its technology, telecommunications and health care investments. However, toward the middle of the period, market sentiment shifted away from growth stocks and more toward value-oriented stocks. In response, we increased our exposure to more cyclical names - companies whose earnings are sensitive to changes in economic conditions. Historically, these companies tend to perform best in an improving economy.

Within the technology sector, the fund enjoyed solid returns from the same companies that continued to drive the performance of the S&P 500, including Microsoft, Intel, International Business Machines, Cisco Systems and Sun Microsystems. We also benefited from smaller names


                                                                        The Fund
within technology, including BMC Software and Linear Technologies. In addition, telecommunications names, such as MCI WorldCom, AirTouch Communications, AT&T and Ameritech provided strong returns.

Within health care, demand for medical services and products by the aging baby boomers continues to increase. In addition, recent technological advances have resulted in more timely FDA approvals and delivery of pharmaceutical products to the marketplace. Finally, new television and radio advertising has raised consumer brand awareness, thereby driving revenues of many names in the fund's portfolio, most notably Johnson & Johnson, Guidant, Schering-Plough and Amgen.

On the other hand, financial stocks hindered performance as many of these companies have not yet recovered fully from the global credit and currency crisis that took place last fall. However, we viewed this as an excellent opportunity to acquire several fundamentally sound, attractively priced names for the portfolio.

What is the fund's current strategy?

Over the past several months, our added exposure to more cyclical names has proved beneficial. When the stock market began to shift its emphasis toward more reasonably priced value names, we followed suit. In doing so, we believe we have been able to align the fund more closely with prevailing market conditions.

Can you give us an update on the fund's social investment program?

This  has  been a very busy proxy season for social shareholder resolutions, not just for companies held in the fund' s portfolio, but for a wide array of companies in general. In fact, so far in 1999, shareholders have filed approximately 220 resolutions concerning social and environmental policies with over 150 major U.S. companies. The most popular resolutions were those
concerning    the    environment,    equal    employment
opportunity, global corporate accountability, international health and tobacco, and executive compensation. While we carefully examine each resolution on a case-by-case basis, in most cases, we vote the fund's shares in support of social shareholder resolutions if we believe they support the fund's areas of social concern. At all times, we strive to maintain open communications with the companies' management so that we can encourage improvement in socially responsible areas.

For example, this past year Home Depot faced two resolutions: to release diversity data on its employment practices and to stop the sale of products made from old-growth wood. We voted in favor of both of these resolutions and are currently engaged in an ongoing dialogue with Home Depot's management team regarding these issues. In response to the resolutions, Home Depot recently released equal employment opportunity data in its publicly available social responsibility report. While the company had already banned the sale of old-growth redwood prior to the resolution, it continues to work together with the Forest Stewardship Council to identify suitable old-growth alternatives. We are pleased with Home Depot' s responses to these resolutions, however, we believe the company can still do more. Our view is that Home Depot is a leader in its industry and we will continue to work with the company to encourage further improvements.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. - REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. BOTH THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND THE DOW JONES INDUSTRIAL AVERAGE ARE WIDELY ACCEPTED UNMANAGED INDICES OF U.S. STOCK MARKET PERFORMANCE.

                                                                       The Fund

STATEMENT OF INVESTMENTS


June 30, 1999 (Unaudited)



COMMON STOCKS--94.8%                                                                    Shares                         Value ($)
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES--1.2%

At Home, Ser. A                                                                         62,600  (a)                    3,376,487
Interpublic Group Cos.                                                                  56,200                         4,868,325

                                                                                                                       8,244,812

CONSUMER DURABLES--.6%

Newell Rubbermaid                                                                       93,400                         4,343,100

CONSUMER NON-DURABLES--7.6%

Clorox                                                                                  77,400                         8,267,287
Kimberly-Clark                                                                         250,000                        14,250,000
PepsiCo                                                                                271,975                        10,522,033
Procter & Gamble                                                                       128,600                        11,477,550
Quaker Oats                                                                             93,900                         6,232,613

                                                                                                                      50,749,483

ELECTRONIC TECHNOLOGY--19.5%

Cisco Systems                                                                          261,600  (a)                   16,873,200
EMC                                                                                    156,000  (a)                    8,580,000
Global TeleSystems Group                                                                93,400  (a)                    7,565,400
Intel                                                                                  122,400                         7,282,800
International Business Machines                                                        181,800                        23,497,650
Linear Technology                                                                      104,800                         7,047,800
Lucent Technologies                                                                    203,800                        13,743,762
Nokia, A.D.S.                                                                           87,600                         8,020,875
Solectron                                                                              110,000  (a)                    7,335,625
Sun Microsystems                                                                       227,800  (a)                   15,689,725
Tellabs                                                                                220,200  (a)                   14,877,262

                                                                                                                     130,514,099

FINANCE--13.5%

American Express                                                                       111,000                        14,443,875
American International Group                                                           100,600                        11,776,487
Bank of America                                                                         89,400                         6,554,138
Citigroup                                                                              129,300                         6,141,750
Federal National Mortgage Association                                                  284,800                        19,473,200
Fifth Third Bancorp                                                                    121,600                         8,094,000
Marsh & McLennan Cos.                                                                   78,800                         5,949,400
Merrill Lynch                                                                          140,900                        11,263,194
State Street                                                                            77,200                         6,590,950

                                                                                                                      90,286,994




COMMON STOCKS (CONTINUED)                                                               Shares                         Value ($)
----------------------------------------------------------------------------------------------------------------------------------

HEALTH SERVICES--2.1%

Cardinal Health                                                                        141,100                         9,048,038
United HealthCare                                                                       78,700                         4,928,587

                                                                                                                      13,976,625

HEALTH TECHNOLOGY--11.0%

Amgen                                                                                  108,400  (a)                    6,598,850
Guidant                                                                                177,600                         9,135,300
Johnson & Johnson                                                                      115,900                        11,358,200
Lilly (Eli) & Co.                                                                      122,200                         8,752,575
Merck & Co.                                                                            305,500                        22,607,000
Schering-Plough                                                                        171,300                         9,078,900
Watson Pharmaceuticals                                                                 182,000  (a)                    6,381,375

                                                                                                                      73,912,200

NON-ENERGY MINERALS--1.0%

Alcoa                                                                                  108,000                         6,682,500

PROCESS INDUSTRIES--1.3%

Avery Dennison                                                                          66,200                         3,996,825
Ecolab                                                                                 109,000                         4,755,125

                                                                                                                       8,751,950

PRODUCER MANUFACTURING--8.6%

Emerson Electric                                                                       142,000                         8,928,250
Illinois Tool Works                                                                    113,000                         9,266,000
Minnesota Mining & Manufacturing                                                       101,200                         8,798,075
Pitney Bowes                                                                            89,600                         5,756,800
Tyco International                                                                     150,200                        14,231,450
Xerox                                                                                  184,600                        10,902,938

                                                                                                                      57,883,513

RETAIL TRADE--9.7%

CVS                                                                                    143,500                         7,282,625
Home Depot                                                                             167,700                        10,806,169
Kroger                                                                                 286,000  (a)                    7,990,125
Safeway                                                                                249,400  (a)                   12,345,300
Sears, Roebuck & Co.                                                                   249,400                        11,113,888
TJX Cos.                                                                               244,000                         8,128,250
Wal-Mart Stores                                                                        148,400                         7,160,300

                                                                                                                      64,826,657

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                               Shares                         Value ($)
----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY SERVICES--10.1%

America Online                                                                          32,400  (a)                    3,580,200
BMC Software                                                                           408,200  (a)                   22,042,800
Microsoft                                                                              261,000  (a)                   23,538,937
Oracle                                                                                 499,950  (a)                   18,560,644

                                                                                                                      67,722,581

UTILITIES--8.6%

AES                                                                                    215,000  (a)                   12,496,875
AT&T                                                                                   228,750                        12,767,109
AT&T - Liberty Media Group, Cl. A                                                      167,800  (a)                    6,166,650
Ameritech                                                                               89,500                         6,578,250
MCI WorldCom                                                                           127,800  (a)                   11,022,750
Vodafone AirTouch, A.D.R.                                                               44,650                         8,796,050

                                                                                                                      57,827,684
TOTAL COMMON STOCKS
   (cost $472,689,521)                                                                                               635,722,198
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      Principal
SHORT-TERM INVESTMENTS--5.0%                                                          Amount ($)                       Value ($)
----------------------------------------------------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT--.0%

  Self Help Credit Union,
      4.56%, 9/21/1999                                                                 100,000                           100,000

U.S.TREASURY BILLS--5.0%

   4.47%, 8/5/1999                                                                      64,000                            63,760
   4.47%, 8/19/1999                                                                  8,044,000                         7,996,042
   4.49%, 8/26/1999                                                                  3,282,000                         3,259,738
   4.50%, 9/9/1999                                                                     505,000                           500,521
   4.52%, 9/16/1999                                                                  5,393,000                         5,340,165
   4.57%, 9/23/1999                                                                 14,145,000                        13,994,822
   4.65%, 9/30/1999                                                                    961,000                           949,699
   4.67%, 10/7/1999                                                                  1,418,000                         1,400,048

                                                                                                                      33,504,795

TOTAL SHORT-TERM INVESTMENTS
   (cost $33,603,102)                                                                                                 33,604,795
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $506,292,623)                                                    99.8%                       669,326,993

CASH AND RECEIVABLES (NET)                                                                 .2%                         1,460,130

NET ASSETS                                                                              100.0%                       670,787,123

(A)  NON-INCOME PRODUCING.
SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           506,292,623   669,326,993

Cash                                                                  1,520,402

Dividends and interest receivable                                       407,249

Prepaid expenses                                                         10,073

                                                                    671,264,717
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           393,657

Accrued expenses                                                         83,937

                                                                        477,594
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      670,787,123
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     483,784,966

Accumulated undistributed investment income--net                        245,152

Accumulated net realized gain (loss) on investments                  23,722,635

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                            163,034,370
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      670,787,123
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(150 million shares of $.001 par value Common Stock authorized)      19,138,439

NET ASSET VALUE, offering and redemption price per share ($)              35.05

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund

STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $5,507 foreign taxes withheld at source)      1,955,087

Interest                                                               529,772

TOTAL INCOME                                                         2,484,859

EXPENSES:

Investment advisory fee--Note 3(a)                                   2,117,085

Registration fees                                                       36,740

Custodian fees--Note 3(b)                                               25,913

Prospectus and shareholders' reports                                    25,842

Professional fees                                                       13,670

Shareholder servicing costs--Note 3(b)                                  12,259

Directors' fees and expenses--Note 3(c)                                  4,206

Loan commitment fees--Note 2                                               946

Miscellaneous                                                            3,046

TOTAL EXPENSES                                                       2,239,707

INVESTMENT INCOME--NET                                                 245,152
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             24,103,098

Net unrealized appreciation (depreciation) on investments           43,714,339

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              67,817,437

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                68,062,589

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 1999            Year Ended
                                              (Unaudited)     December 31, 1998
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            245,152              707,159

Net realized gain (loss) on investments        24,103,098           16,201,927

Net unrealized appreciation (depreciation)
   on investments                              43,714,339           72,812,354

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   68,062,589           89,721,440
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                                --              (738,546)

Net realized gain on investments                      --           (17,127,023)

TOTAL DIVIDENDS                                       --           (17,865,569)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 218,301,010          310,414,650

Dividends reinvested                                  --            17,865,378

Cost of shares redeemed                       (93,373,650)        (198,226,018)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 124,927,360          130,054,010

TOTAL INCREASE (DECREASE) IN NET ASSETS       192,989,949          201,909,881
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           477,797,174          275,887,293

END OF PERIOD                                 670,787,123          477,797,174

Undistributed investment income--net              245,152                   --
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     6,627,072           10,975,458

Shares issued for dividends reinvested                --               575,478

Shares redeemed                                (2,861,356)          (7,226,680)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,765,716            4,324,256

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                             June 30, 1999                       Year Ended December 31,
                                                                 ---------------------------------------------------------------

                                                (Unaudited)      1998        1997          1996           1995          1994
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               31.08      24.97       20.09          17.31         13.23         13.38

Investment Operations:

Investment income--net                                 .01(a)     .05         .09            .05           .08           .35

Net realized and unrealized
   gain (loss) on investments                         3.96       7.28        5.63           3.63          4.49          (.15)

Total from Investment Operations                      3.97       7.33        5.72           3.68          4.57           .20

Distributions:

Dividends from investment
   income--net                                          --       (.05)       (.10)          (.05)         (.08)         (.35)

Dividends from net realized gain
   on investments                                       --      (1.17)       (.74)          (.85)         (.41)           --

Total Distributions                                     --      (1.22)       (.84)          (.90)         (.49)         (.35)

Net asset value, end of period                       35.05      31.08       24.97          20.09         17.31         13.23
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     12.77(b)   29.38       28.44          21.23         34.56          1.49
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                 .39(b)      .80         .82            .95          1.27           .25

Ratio of interest expense and
   loan commitment fees to
   average net assets                                 .00(b,c)    .00(c)      .00(c)         .01            --            --

Ratio of net investment income
   to average net assets                              .04(b)      .20         .46            .42           .70          4.58

Decrease reflected in above
   expense ratios due to
   undertakings by Dreyfus                             --          --         --             .03           .06          2.60

Portfolio Turnover Rate                             42.10(b)    67.60       58.50         126.41         88.52        373.68
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    670,787     477,797     275,887        114,570        31,657        10,406

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  NOT ANNUALIZED.

(C)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

The Dreyfus Socially Responsible Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund' s investment objective is to provide capital growth through equity investments in companies that not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. The fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Dreyfus Corporation (" Dreyfus" ) serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). NCM Capital Management Group, Inc. (" NCM" ) serves as the fund's sub-investment adviser. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss

                                                                        The Fund
from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $2,430 during the period ended June 30, 1999 based on available cash balances left on deposit. Interest earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1999, the fund did not borrow under the Facility.



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NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other
Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement with NCM, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund's average daily net assets, computed at the following annual rates:

   AVERAGE NET ASSETS

   0 to $32 million. . . . . . . . . . . . . . . . . . . . .    .10 of 1%

   In excess of $32 million to $150 million. . . . . . . . .    .15 of 1%

   In excess of $150 million to $300 million . . . . . . . .    .20 of 1%

   In excess of $300 million . . . . . . . . . . . . . . . .    .25 of 1%

(B) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts. During the period ended June 30, 1999, the fund was charged $3,900 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 1999, the fund was charged $144 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 1999, the fund was charged $25,913 pursuant to the custody agreement.

                                                                        The Fund

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1999, amounted to $347,281,620 and $231,089,705, respectively.

At June 30, 1999, accumulated net unrealized appreciation on investments was $163,034,370, consisting of $169,246,222 gross unrealized appreciation and $6,211,852 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                            For More Information

The Dreyfus Socially Responsible Growth Fund, Inc.

200 Park Avenue

New York, NY 10166

Investment Adviser

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

Sub-Investment Adviser

NCM Capital Management Group, Inc.

103 West Main Street

Durham, NC 27705

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:  The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

Attn: Institutional Servicing

Printed on recycled paper.

50% post-consumer

Process chlorine free.

Vegetable-based ink.

Printed in U.S.A.

(c) 1999 Dreyfus Service Corporation                                  111SA996




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